UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2011
Rackspace Hosting, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-34143

Delaware	74-3016523
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)
5000 Walzem Rd.
San Antonio, Texas 78218
(Address of principal executive offices, including zip code)
(210) 312-4000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Rackspace Hosting, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 3, 2011 in San Antonio, Texas. Stockholders representing 119,749,964 shares, or 92.67% of the common shares outstanding as of the March 25, 2011 record date were present in person or were represented at the meeting by proxy. The items listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in the Company's Proxy Statement for the 2011 Annual Meeting. Final voting results are shown below.
Proposal 1 - Election of directors:
Each nominee for election of director requires a plurality of the shares present at the 2011 Annual Meeting entitled to vote in order to be elected. Two Class III Directors were elected to hold office for a term expiring in 2014. The following summarizes the votes received for each nominee for director:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTE

Graham Weston	102,467,999	1,047,753	16,234,212
Palmer L. Moe	102,374,883	1,140,869	16,234,212

Proposal 2 - Ratification of KPMG, LLP, the Company's independent registered public accounting firm:
This proposal required the affirmative vote of holders of a majority of the shares present at the 2011 Annual Meeting entitled to vote. The following summarizes the voting results for the ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTE

119,563,099	116,179	70,686	—

Proposal 3 - Advisory vote on executive compensation:
This proposal was an advisory vote of the stockholders related to the Company's compensation program for executive officers (commonly referred to as the “Say-on-Pay” vote). The following summarizes the voting results for the advisory “Say-on-Pay” vote:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTE

102,442,845	545,393	527,514	16,234,212

Proposal 4 - Advisory vote on the frequency of holding an advisory vote on executive compensation:
This proposal was an advisory vote of the stockholders related to whether the Say-on-Pay vote will occur every one, two, or three years (commonly referred to as the “Say-When-on-Pay” vote). The following summarizes the voting results for the advisory “Say-When-on-Pay” vote:

EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN	BROKER NON-VOTE

42,705,422	1,161,360	59,609,770	39,200	16,234,212

In accordance with the results of the “Say-When-on-Pay” vote, the Board of Directors directed the Company to implement an advisory vote on executive compensation every three years.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rackspace Hosting, Inc.

Date: May 6, 2011	By:	/s/ Alan Schoenbaum
Alan Schoenbaum
Senior Vice President, General Counsel